Exhibit 99.1

FOR IMMEDIATE RELEASE

Towers Perrin Media:
Joe Conway
914-745-4175
joseph.p.conway@towersperrin.com

Watson Wyatt Media:
David Popper
703-258-7582
david.popper@watsonwyatt.com

Investors:
Mary Malone
703-258-7841
mary.malone@watsonwyatt.com

TOWERS PERRIN/WATSON WYATT ANNOUCE SHAREHOLDER APPROVAL OF MERGER

STAMFORD, CT & ARLINGTON, VA, December 18, 2009 — Towers, Perrin, Forster & Crosby, Inc. and Watson Wyatt Worldwide, Inc. (NYSE, NASDAQ: WW), both leading global consulting firms, announced that at their respective special meetings of shareholders, each held earlier today, their shareholders adopted the merger agreement pursuant to which the companies will combine their businesses.  Approximately 97% of the shares of Towers Perrin common stock issued and outstanding as of November 2, 2009, the record date for Towers Perrin’s special meeting, were voted in favor of adoption of the merger agreement.  In addition, Watson Wyatt shareholders approved the combined company’s long term incentive plan. Approximately 99% of the shares of Watson Wyatt Class A common stock present and entitled to be cast on November 3, 2009, the record date for Watson Wyatt’s special meeting, were voted in favor of adopting the merger agreement, and approximately 85% were voted in favor of the long term incentive plan.

“I am pleased that the shareholders of both Towers Perrin and Watson Wyatt have approved the merger,” said John Haley, Watson Wyatt Chief Executive Officer, who will serve as Chief Executive Officer of the combined company, Towers Watson & Co. “We look forward to completing this transaction, which will create a leading global professional services firm with an enhanced portfolio of services across a range of financial, risk and people management areas.”

“We are delighted to move forward and finalize the merger and launch Towers Watson,” said Mark Mactas, Towers Perrin Chief Executive Officer, who will serve as Deputy Chairman, President and Chief Operating Officer of the combined company. “With our combined experience and deep talent, we are well-positioned to help our clients meet their needs in the next decade and beyond.”

The proposed transaction remains subject to additional conditions contained in the merger agreement.  Assuming that all such conditions are satisfied, the Parties currently anticipate that the merger will become effective on January 1, 2010.

The proposed merger will result in a leading global professional services firm with an enhanced portfolio of services across a range of financial, risk and people management areas.

About Towers Perrin

Towers Perrin is a global professional services firm that helps organizations improve performance through effective people, risk and financial management. The firm provides innovative solutions in the areas of human capital strategy, program design and management, and in the areas of risk and capital management, insurance and reinsurance intermediary services, and actuarial consulting. Towers Perrin has 6,300 employees located in 26 countries and is located on the Web at www.towersperrin.com.

About Watson Wyatt

Watson Wyatt (NYSE, NASDAQ: WW) is the trusted business partner to the world’s leading organizations on people and financial issues. The firm’s global services include: managing the cost and effectiveness of employee benefit programs; developing attraction, retention and reward strategies; advising pension plan sponsors and other institutions on optimal investment strategies; providing strategic and financial advice to insurance and financial services companies; and delivering related technology, outsourcing and data services. Watson Wyatt has 7,500 associates in 33 countries and is located on the Web at www.watsonwyatt.com.

Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  You can identify these statements and other forward-looking statements in this document by words such as “may”, “will”, “would”, “expect”, “anticipate”, “believe”, “estimate”, “plan”, “intend”, “continue”, or similar words, expressions or the negative of such terms or other comparable terminology.  These statements include, but are not limited to, the anticipated timing of the business combination transaction involving Towers Perrin and Watson Wyatt, as well as other statements that are not historical facts.  Such statements are based upon the current beliefs and expectations of Towers Perrin’s and Watson Wyatt’s management and are subject to significant risks and uncertainties.  Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements:  the failure of Towers Perrin and Watson Wyatt to satisfy or waive all closing conditions to the transaction; the risk that the businesses will not be integrated successfully; the risk that anticipated cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; the ability to recruit and retain qualified employees and to retain client relationships; the combined company’s ability to make acquisitions, on which its growth depends, and its ability to integrate or manage such acquired businesses; and the risk that a significant or prolonged economic downturn could have a material adverse effect on the combined company’s business, financial condition and results of operations.  Additional risks and factors are identified under “Risk Factors” in the joint proxy statement/prospectus included in the amended registration statement on Form S-4/A filed by Jupiter Saturn Holding Company on November 9, 2009 with the Commission and under “Risk Factors” in Watson Wyatt’s Annual Report on Form 10-K filed on August 14, 2009 with the Commission.

You should not rely upon forward-looking statements as predictions of future events because these statements are based on assumptions that may not come true and are speculative by their nature.  None of Jupiter Saturn Holding Company, Towers Perrin or Watson Wyatt undertakes an obligation to update any of the forward-looking information included in this document, whether as a result of new information, future events, changed expectations or otherwise.

Where You Can Find Additional Information

This press release was issued December 18, 2009.  Towers Perrin and Watson Wyatt have formed a company, Jupiter Saturn Holding Company (the “Holding Company”), which has filed a registration statement on Form S-4 with the Securities and Exchange Commission (the “Commission”) that contains a joint proxy statement/prospectus and other relevant documents concerning the proposed transaction.  YOU ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND THE OTHER RELEVANT DOCUMENTS FILED WITH THE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT TOWERS PERRIN, WATSON WYATT, THE HOLDING COMPANY AND THE PROPOSED TRANSACTION.

The joint proxy statement/prospectus and the other documents filed with the Commission may be obtained free of charge at the Commission’s website, www.sec.gov.  In addition, you may obtain free copies of the joint proxy statement/prospectus and the other documents filed by Towers Perrin, Watson Wyatt and the Holding Company with the Commission by requesting them in writing from Towers Perrin, One Stamford Plaza, 263 Tresser Boulevard, Stamford, CT. 06901-3225, Attention: Marketing, or by telephone at 203-326-5400, or from Watson Wyatt, 901 N. Glebe Rd., Arlington, VA. 22203, Attention: Investor Relations, or by telephone at 703-258-8000.

Towers Perrin, Watson Wyatt, the Holding Company and their respective directors and executive officers may be deemed under the rules of the Commission to be participants in the solicitation of proxies from the stockholders of Watson Wyatt.  A list of the names of those directors and executive officers and descriptions of their interests in Towers Perrin, Watson Wyatt and the Holding Company is contained in the joint proxy statement/prospectus which has been filed by the Holding Company with the Commission.  Stockholders may obtain additional information about the interests of the directors and executive officers in the proposed transaction by reading the joint proxy statement/prospectus.